UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________
FORM 8-K
______________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 19, 2025
______________________________________________________________
GINKGO BIOWORKS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
______________________________________________________________

Delaware	001-40097	87-2652913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27 Drydock Avenue
8th Floor
Boston, MA 02210
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (877) 422-5362
(Former name or former address, if changed since last report)
______________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DNA	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 21, 2025, Ginkgo Bioworks Holdings, Inc. (the “Company”) announced that Mark Dmytruk, the Company’s Chief Financial Officer and principal financial officer, gave notice on May 19, 2025 of his intention to resign from these roles at the Company on May 30, 2025 to accept a position at another organization and Steven Coen, CPA, the Company’s Chief Accounting Officer, will become Chief Financial Officer, principal financial officer and principal accounting officer, effective upon Mr. Dmytruk’s resignation (the “Effective Date”).
Mr. Coen, age 59, joined the Company on May 1, 2023 with over 30 years of public accounting and corporate finance leadership experience, most recently with Charles River Laboratories, a global contract research organization for pharmaceutical and biotechnology companies, government agencies and leading academic institutions, where he served as the Corporate Vice President & Corporate Controller since May 2017. Prior to Charles River, Mr. Coen served in accounting and finance leadership roles in the technology and medical device industries after spending more than 17 years in the audit practice at Deloitte & Touche LLP. Mr. Coen earned a B.S. in Accounting and an A.S. in Management from Bentley University and is a Certified Public Accountant in Massachusetts.
As the Company’s Chief Financial Officer, Mr. Coen will receive an annual base salary of $460,000.
In connection with his appointment as Chief Financial Officer, Mr. Coen will receive an award of performance-based restricted stock units (the “PSU Award”) in the amount of 67,991 shares of the Company’s Class A common stock, par value $0.0001 per share (the “PSU Shares”), and such PSU Award shall: (i) vest with respect to the number of PSU Shares determined by the Compensation Committee, if any, based on the Company’s achievement of the 2025 Company-wide planned cash flow objectives over a one-year performance period from January 1, 2025 to December 31, 2025 previously set by the Compensation Committee; and (ii) be subject to such other terms and conditions consistent with the foregoing as may be approved by the Compensation Committee.
On the Effective Date, Mr. Coen and the Company will enter into the Company’s standard form of indemnification agreement, a copy of which is filed as Exhibit 10.40 to the Company’s Annual Report on Form 10-K, filed with the SEC on February 25, 2025.
Item 7.01. Regulation FD Disclosure.
A copy of the press release dated May 21, 2025 announcing the resignation of Mr. Dmytruk and the appointment of Mr. Coen is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

99.1	Press Release, issued by Ginkgo Bioworks Holdings, Inc. on May 21, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GINKGO BIOWORKS HOLDINGS, INC.

Date: May 21, 2025	By:	/s/ Karen Tepichin
	Name:	Karen Tepichin
	Title:	General Counsel